Exhibit 10.02

PERSONAL AND CONFIDENTIAL
August 12, 2019
ICAHN PARTNERS MASTER FUND LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC
BARBERRY CORP.
HIGH RIVER LIMITED PARTNERSHIP
ICAHN CAPITAL LP
IPH GP LLC
ICAHN ENTERPRISES HOLDINGS L.P.
ICAHN ENTERPRISES G.P. INC.
CARL C. ICAHN

c/o

Icahn Capital LP
767 Fifth Avenue, 47th Floor
New York, New York 10153
Ladies and Gentlemen:
In connection with the entering into by the entities affiliated with Icahn Enterprises, L.P. listed on Schedule A and any other affiliated entities that may now or hereafter beneficially own securities of Cloudera, Inc. (collectively, the “Icahn Group”) of a voting and standstill or similar agreement (a “Voting and Standstill Agreement”) with Cloudera, Inc. (the “Company”), the Company may provide the Icahn Group with certain information that is proprietary, non-public or confidential concerning the Company and its subsidiaries and Affiliates (as defined below). For purposes of this agreement (this “Agreement”), (a) the term “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the rules or regulations promulgated thereunder and shall include person or entities who become Affiliates of any person or entity subsequent to the date of this Agreement, (b) the term “Representatives” shall mean the directors, partners, officers, employees, attorneys and other representatives of the Icahn Group and its Affiliates, and (c) the term “Icahn Designee” shall mean any member or members of the Company’s Board of Directors (the “Board”) designated by the Icahn Group pursuant to the Voting and Standstill Agreement.
Subject to the terms of, and in accordance with, this Agreement, and in consideration of entering into a Voting and Standstill Agreement and appointing one or more Icahn Designees to the Board in connection therewith, the Icahn Group and, subject to the conditions and restrictions herein, other members of the Icahn Group, may receive certain information about the Company and its subsidiaries, divisions and Affiliates from the Company and/or an Icahn Designee that is proprietary, non-public or confidential.

As a condition of the Icahn Group being furnished such information, the Icahn Group agrees to treat any information of the Company, whether written or oral, that is furnished to the Icahn Group by or on behalf of the Company or any Icahn Designee, including discussions or matters considered in meetings of the Board or Board committees (collectively referred to herein as the “Confidential Information”), in accordance with the provisions of this Agreement and to take or abstain from taking certain other actions herein set forth. The term “Confidential Information” includes, without limitation, all notes, analyses, data or other documents furnished to the Icahn Group or prepared by the Icahn Group to the extent such materials reflect or are based upon, in whole or in part, the Confidential Information. The term “Confidential Information” does not include information that (a) is or becomes available to the Icahn Group on a non-confidential basis from a source other than the Company or its Affiliates or representatives or from any Icahn Designee in his or her capacity as a member of the Board or as a Board observer; provided that such source is not known by the Icahn Group to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation to, the Company that prohibits such disclosure, (b) is or becomes generally available to the public other than as a result of a disclosure by the Icahn Group in violation of this Agreement, or (c) has been or is independently developed by the Icahn Group without the use of the Confidential Information or in violation of the terms of this Agreement.

1.
The Icahn Group hereby agrees that the Confidential Information will be kept confidential and used solely for monitoring and evaluating the Icahn Group’s investment in the Company. The Icahn Group will not disclose any Confidential Information to any person or entity without the Company’s written consent; provided that the Confidential Information may be disclosed to other members of the Icahn Group who need to know such information for the sole purpose of advising the Icahn Group on its investment in the Company; provided, further, that in no event shall the Icahn Group or any member thereof use the Confidential Information in any public or private advocacy regarding the Company. All such Affiliates and Representatives of the Icahn Group shall (i) be informed by the Icahn Group of the confidential nature of the Confidential Information, (ii) agree to keep the Confidential Information strictly confidential, and (iii) be advised by the Icahn Group of the terms of this Agreement. The Icahn Group will be responsible for all breaches of any of the provisions of this Agreement by any of its Affiliates or Representatives as if they were party hereto (it being understood that such responsibility shall be in addition to and not by way of limitation of any right or remedy the Company may have against such Affiliates and Representatives with respect to such breach). The Icahn Group also agrees to notify the Company in writing promptly (and in any event within one business day) of any unauthorized disclosure, misuse or misappropriation of the Confidential Information that comes to its attention.

2.
Notwithstanding the foregoing, an Icahn Designee, if he or she wishes to do so, may disclose confidential information that he or she learns in his or her capacity as a director of the Company to the Icahn Group and its affiliates, directors, officers, employees, representatives (including, without limitation, attorneys, accountants and financial and other advisers) or agents (each an “Icahn Representative,” or collectively, the “Icahn Representatives”) solely to the extent an Icahn Representative needs to know such information in connection with the Icahn Group’s investment in the Company; provided that no Icahn Designee will disclose to any Icahn Representative (i) any confidential or proprietary information of any third party in the possession of the Company and its subsidiaries that either (x) is identified as such to such Icahn Designee by or on behalf of the Company or (y) as to which it is reasonably apparent that the Company or any of its subsidiaries is obligated by a contractual, legal or fiduciary obligation prohibiting disclosure, (ii) any legal advice provided by external or internal counsel to the Company or any of its subsidiaries in connection with a pending or threatened claim, action or proceeding or other Company matter, or (iii) any other information that may constitute waiver of the Company’s or any of its subsidiaries’ attorney-client privilege or attorney work-product privilege (both with respect to internal or external legal counsel) that is identified as such to the Icahn Designee by or on behalf of the Company. No Icahn Designee shall otherwise disclose any confidential information of the Company and the Icahn Group agrees to, and agrees to cause the Icahn Representatives to, treat any such confidential information received from an Icahn Designee as “Confidential Information” as defined herein.

3.
Notwithstanding anything to the contrary contained herein, in the event that the Icahn Group or any other member thereof receives a request, or is legally required, to disclose all or any part of the information contained in Confidential Information under the terms of a subpoena or order issued by a court or governmental or regulatory body of competent jurisdiction or under any applicable law, governmental proceeding or stock exchange rule, such member shall (a) except to the extent prohibited by applicable law, immediately notify the Company of the existence, terms and circumstances surrounding such a request or requirement so that the Company may, at its expense, seek an appropriate protective order or other remedy and/or waive such member’s compliance with the applicable provisions of this Agreement (and, if the Company seeks such an order or other remedy, provide such cooperation as the Company may reasonably request at its expense) and (b) if disclosure of such information is required in the opinion of such member’s outside legal counsel, notify the Company in writing of such information to be disclosed as far in advance of its disclosure as practicable, exercise reasonable best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to such of the disclosed information that the Company so designates and then disclose only that portion of such Confidential Information that is legally required to be disclosed.  In any event, neither the Icahn Group nor any other member thereof will oppose any action by the Company to obtain a protective order or other remedy with respect to such information.

4.
The Icahn Group hereby acknowledges that each member of the Icahn Group is aware that the Confidential Information may contain material, non-public information about the Company, and that the U.S. securities laws restrict any person who has material, non-public information about a company from purchasing or selling any securities of such company while in possession of such information. The Icahn Group will comply with all applicable securities laws in connection with the purchase or sale, directly or indirectly, of securities of the Company for as long as the Icahn Group is in possession of material, non-public information about the Company. The Company acknowledges that none of the provisions hereto shall in any way limit the Icahn Group’s activities in their respective ordinary course of businesses if such activities will not violate applicable securities laws or the obligations specifically agreed to under this Agreement. Following the entry into a Voting and Standstill Agreement, the Icahn Group acknowledges and agrees that it shall be deemed to be an “Access Person,” as defined in the Company’s Insider Trading Policy, which is attached hereto as Exhibit B, so long as an Icahn Designee serves on the Board and agrees to fully comply, and cause all other members of the Icahn Group to fully comply, with the restrictions of such policy applicable to an Access Person; provided, however, that the Company hereby waives the restriction set forth in Section G of the Company’s Insider Trading Policy for the Icahn Group regarding the prohibition against engaging in transactions with respect to derivative securities, including the exercise of derivative securities, solely for the purpose of enabling the Icahn Group to exercise the forward contracts described in the Icahn Group’s Schedule 13D with respect to the Company originally filed with the Securities and Exchange Commission on August 1, 2019, as amended through the date of this Agreement; and provided further, that the Company agrees it will not designate any Blackout Period that applies to the Icahn Group in bad faith.

5.
At the request of the Company at any time after the expiration of the Standstill Period, each member of the Icahn Group, at its election, shall promptly either (a) destroy the Confidential Information and any copies thereof, or (b) return to the Company all Confidential Information and any copies thereof, and, in either case, confirm in writing to the Company that all such material has been destroyed or returned, as applicable, in compliance with this Agreement. Notwithstanding the foregoing, the obligation to return or destroy Confidential Information shall not cover information (i) that is maintained on routine computer system backup tapes, disks or other backup storage devices as long as such backed-up information is not used, disclosed, or otherwise recovered from such backup devices or (ii) retained on a confidential basis solely to the extent required to comply with applicable law and/or any internal record retention requirements; provided that such materials referenced in this sentence shall remain subject to the terms of this Agreement applicable to Confidential Information.

6.
The Icahn Group acknowledges and agrees that irreparable injury to the Company would occur in the event that any of the terms of this Agreement were breached by any member of the Icahn Group and that money damages or other remedies available at law would not be a sufficient remedy for any such breach or threatened breach of this Agreement by any member of the Icahn Group. Accordingly, the Icahn Group agrees that the Company shall be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any such breach (or threatened breach), without proof of damages, and the Icahn Group will not take action, directly or indirectly, in opposition to the Company seeking such relief on the grounds that any other remedy or relief is available at law or in equity. Each party further agrees to waive, and use its reasonable best efforts to cause its Affiliates to waive any requirement for the securing or posting of any bond in connection with any such remedy. Such remedies shall not be the exclusive remedies for a breach of this Agreement but will be in addition to all other remedies available at law or in equity.

7.
The Icahn Group agrees that (a) none of the Company or their respective Affiliates or representatives shall have any liability to the Icahn Group resulting from the selection, use or content of the Confidential Information by the Icahn Group and (b) none of the Company or their respective Affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any Confidential Information. This Agreement shall not create any obligation on the part of the Company or any of its subsidiaries, Affiliates or representatives to provide the Icahn Group with any Confidential Information, nor shall it entitle any member of the Icahn Group (other than any Icahn Designee in his or her capacity as a director of the Company) to participate in any Board or committee meetings. All Confidential Information shall remain the property of the Company and its subsidiaries. No member of the Icahn Group shall by virtue of any disclosure of or use any Confidential Information acquire any rights with respect thereto, all of which shall remain exclusively with the Company and its subsidiaries.

8.
No failure or delay by any party or any of its representatives in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, and no modification hereof shall be effective, unless such waiver or modification is in writing and signed by the Company and the Icahn Group.

9.
The illegality, invalidity or unenforceability of any provision hereof under the laws of any jurisdiction shall not affect its legality, validity or enforceability under the laws of any other jurisdiction, nor the legality, validity or enforceability of any other provision.

10.
This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware. The parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the Chancery Courts in the State of Delaware and the United States District Court for the District of the State of Delaware for any action, suit or proceeding arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding related thereto except in such courts.

11.
This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and thereof and supersedes all prior or contemporaneous agreements or understandings, whether written or oral.

12.
This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute the same agreement. One or more counterparts of this Agreement may be delivered by electronic transmission, with the intention that they shall have the same effect as an original counterpart hereof.

Except as otherwise set forth herein, this Agreement shall terminate on the date that is 12 months after the date that any Icahn Designee ceases to serve on the Board; provided that (i) the confidentiality and use obligations herein shall continue with respect to all Confidential Information for so long as such information is not publicly disclosed by the Company or any of its subsidiaries under applicable law and (ii) any liability for breach of this Agreement prior to termination shall survive such termination.
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Very truly yours,

CLOUDERA, INC.

By:	/s/ Martin Cole
Name:	Martin Cole
Title:	Interim Chief Executive Officer

[Signature page to Confidentiality Agreement]

Confirmed and Agreed to:
CARL C. ICAHN

/s/ Carl C. Icahn

ICAHN PARTNERS MASTER FUND LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN OFFSHORE LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN PARTNERS LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN ONSHORE LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Operating Officer

BECKTON CORP.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Secretary

[Signature page to Confidentiality Agreement]

HOPPER INVESTMENTS LLC

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Secretary

BARBERRY CORP.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Secretary

HIGH RIVER LIMITED PARTNERSHIP By: Hopper Investments LLC, general partner By: Barberry Corp.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Secretary

ICAHN CAPITAL LP By: IPH GP LLC, its general partner By: Icahn Enterprises Holdings L.P., its sole member By: Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Operating Officer

IPH GP LLC By: Icahn Enterprises Holdings L.P., its sole member By: Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Secretary

[Signature page to Confidentiality Agreement]

ICAHN ENTERPRISES HOLDINGS L.P. By: Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Executive Officer

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Executive Officer

[Signature page to Confidentiality Agreement]

Exhibit A
Icahn Persons and Entities
CARL C. ICAHN
ICAHN PARTNERS MASTER FUND LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC
BARBERRY CORP.
HIGH RIVER LIMITED PARTNERSHIP
ICAHN CAPITAL LP
IPH GP LLC
ICAHN ENTERPRISES HOLDINGS L.P.
ICAHN ENTERPRISES G.P. INC.

Exhibit B
Insider Trading Policy